SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 28, 2002

                               MASTEC, INC.

       (Exact Name of Registrant as Specified in Charter)
Florida	                         001-08106                   65-0829355
(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
of Incorporation)                                            Identification No.)

         3155 N.W. 77th Avenue, Miami, Florida       33122-1205
        (Address of Principal Executive Offices)     (Zip Code)




                              (305) 599-1800
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report)




>PAGE




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99      Portions of the material presented at the Morgan Stanley Computer and
Business Services Conference to be held February 28, 2002.


Item 9.     Regulation FD Disclosure

        See the materials attached as Exhibit 99, which will be presented at the Morgan Stanley Computer and Business Services Conference to be held February 28, 2002.


>PAGE




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MASTEC, INC.
                                            (Registrant)




                                            /s/ Arlene Vargas
                                            -------------------
                                            Arlene Vargas
                                            Vice President and
                                            Controller


Date: February 28, 2002



>PAGE


EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

99 Material to be presented at the Morgan Stanley Computer and Business Services Conference to be held February 28, 2002.



>PAGE





Exhibit 99
----------




SLIDE 19
--------

Focus on Business Model - MSA

In 2001,


-	Increased the number of MSA contracts 20%, to 110
-	Increased the value of MSA contracts 43%, to $1.4 billion
-	Increased MSA value as a percentage of backlog from 69% to 97%


SLIDE 30
--------

Slide 30 is titled Operating Income Outlook and illustrates a compounded annual growth rate of operating income for 2002 through 2007 for MSA's, Incumbent Carriers, CATV/MSO's, DBS and Utilities of 8%, for Non-MSA's, Goverment Agencies Equipment Vendors and Fortune 1000 companies of 11.5% and an External Event of 16%.